UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2015

NEENAH PAPER, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32240	20-1308307
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3460 Preston Ridge Road
Alpharetta, Georgia 30005
(Address of principal executive offices, including zip code)

(678) 566-6500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 28, 2015, Mary Ann Leeper delivered notice of her intent to retire, for personal reasons, as a director of Neenah Paper, Inc. (the “Company”), to be effective as of the Company’s Annual Meeting of Shareholders on May 21, 2015.  Dr. Leeper is chairperson of the Company’s Nominating and Corporate Governance Committee.  The Company has commenced a search for a new director to replace Dr. Leeper.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)

Date: January 29, 2015	/s/ Steven S. Heinrichs
Steven S. Heinrichs Senior Vice President, General Counsel and Secretary

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